Exhibit 10.172
CONFIDENTIAL

*** Confidential Portion has been omitted pursuant to a request for confidential treatment by the Company to, and the material has been separately filed with, the SEC. Each omitted Confidential Portion is marked by three Asterisks.

SEVENTEENTH AMENDMENT TO CONTRACT FOR ALASKA ACCESS SERVICES

This SEVENTEENTH AMENDMENT TO THE CONTRACT FOR ALASKA ACCESS SERVICES (“Seventeenth Amendment”) is entered into effective as of December 8, 2009 (“Effective Date”), by and between GENERAL COMMUNICATION, INC. and its indirectly, wholly-owned subsidiary, GCI COMMUNICATION CORP., both Alaska corporations (together, “GCI”) with offices located at 2550 Denali Street, Suite 1000, Anchorage, Alaska 99503-2783 and MCI COMMUNICATIONS SERVICES, INC., d/b/a VERIZON BUSINESS SERVICES (successor-in-interest to MCI Network Services, Inc., which was formerly known as MCI WORLDCOM Network Services (“Verizon”) with offices located at 1133 19th Street N.W. Washington, D.C. 20036 (GCI with Verizon, collectively the “Parties,” and individually, a “Party”).

RECITALS

WHEREAS, GCI and Verizon entered into that certain Contract for Alaska Access Services dated January 1, 1993 (“Original Agreement”), as amended by (i) the First Amendment to Contract for Alaska Access Services dated as of March 1, 1996, (ii) the Second Amendment to Contract for Alaska Access Services dated as of January 1, 1998, (iii) the Third Amendment to Contract for Alaska Access Services dated as of March 1, 1998, (iv) the Fourth Amendment to Contract for Alaska Access Services dated as of January 1, 1999, (v) the Fifth Amendment to Contract for Alaska Access Services dated as of August 7, 2000, (vi) the Sixth Amendment to Contract for Alaska Access Services dated as of February 14, 2001, (vii) the Seventh Amendment to Contract for Alaska Access Services dated as of March 8, 2001, (viii) the Eighth Amendment to Contract for Alaska Access Services dated as of July 1, 2003, (ix) the Ninth Amendment to Contract for Alaska Access Services dated as of January 23, 2005, (x) the Tenth Amendment to Contract for Alaska Access Services dated as of May 1, 2006, (xi) the Eleventh Amendment to Contract for Alaska Access Services dated as of January 1, 2007, (xii) the Twelfth Amendment to Contract for Alaska Access Services dated as of December 13, 2007, (xiii) the Thirteenth Amendment to Contract for Alaska Access Services dated as of December 21, 2007, (xiv) the Fourteenth Amendment to Contract for Alaska Access Services dated as of May 15, 2008, and the Fifteenth Amendment to Contract for Alaska Access Services dated as of May 5, 2009, and the Sixteenth Amendment to Contract for Alaska Access Services dated as of October 13, 2009(collectively, “Agreement”), which set forth the general terms and conditions under which GCI provides certain telecommunications services to Verizon;

WHEREAS, MCI Communications, Inc. exercised its option to terminate the switched access portion of the Agreement effective as of December 8, 2009, via a notice for Termination of Services.  The Parties have reached an agreement in principle on the terms for that service, but are negotiating, but have not completed, a definitive agreement to include all of the terms and conditions for switched access services.  The Parties therefore mutually agree to void the aforementioned notice for Termination of Services, and continue to have GCI provide switched access services to Verizon in accordance with the terms of the Agreement;; and

WHEREAS, the Parties desire to further modify the Agreement in accordance with the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.	The above Recitals are true and correct and the Parties agree to incorporate same into the Agreement.

11.	Term. Section 3, Term shall be deleted in its entirety and replaced with the following:

“3.A.           For all *** provided by *** to *** under this Agreement, except for the *** term set forth in subsection B, below and the FTS 2001 services term in section C, below,  the term of this Agreement is *** from *** (through ***), ***, which shall be ***  unless *** the *** by providing written notice of *** to the commencement of any ***. For *** as added by the Fifteenth Amendment, such *** are *** provisions set forth in Section 13, Early Termination of Service Order Supporting Government Contract, of the Agreement.

B.           For *** provided by *** to *** hereunder only, the term *** is ***, with *** to *** the *** by *** of *** at *** the *** of any *** or *** the *** agreement for *** is *** Parties.

C.           For FTS2001 services provided by *** to *** hereunder only, the term for such FTS2001 Service shall expire on June 30, 2012, unless the GSA terminates the GSA FTS2001 Bridge Contract between MCI and the GSA.  In the event that either (i) the GSA terminates the GSA FTS2001 Bridge Contract between MCI and the GSA or (ii) the term of the GSA FTS2001 Bridge Contract expires, MCI may terminate the FTS2001 Services without liability.  Such MCI termination shall be effective as of the date that the GSA FTS2001 Bridge Contract either terminates or expires, as applicable.

III.           Effect of Amendment.  All other terms and conditions of the Agreement not expressly modified by this Seventeenth Amendment shall remain in full force and effect.  The Parties hereby affirm and agree such terms remain binding.

IV.           Further Assurances.  The Parties shall cooperate in good faith, and enter into such other instruments and take such actions, as may be necessary or desirable, to fully implement the intent of this Seventeenth Amendment.

V.           Counterparts; Signatures.  This Seventeenth Amendment may be executed in counterparts, each of which shall be deemed an original and both of which shall constitute one and the same instrument.  When signed by each Party’s authorized representative, a facsimile copy of this Seventeenth Amendment shall have the same force and effect as one bearing an original signature.

VI.           Entire Agreement.  This Seventeenth Amendment, together with the Agreement, including exhibits hereto and other documents incorporated by reference, contains the complete agreement of the Parties with regard to the subject matter herein and supersedes and replaces all other prior contracts and representations concerning its subject matter.  In the event of a conflict between the terms of this Seventeenth Amendment and the Agreement, the terms of this Seventeenth Amendment shall control.  Any further amendments to the Agreement must be in writing and signed by authorized representatives of both Parties.

IN WITNESS WHEREOF, the Parties hereto each acting with proper authority have executed this Seventeenth Amendment as of the Effective Date.

MCI COMMUNICATIONS SERVICES, INC.

By: /s/ Peter H. Reynolds

Printed Name: Peter H. Reynolds

Title: Director

GCI COMMUNICATION CORP.

By: /s/ Natalie Blaylock
Natalie Blaylock
Vice President & General Manager, Network Access Services

GENERAL COMMUNICATION, INC.

By: /s/ Natalie Blaylock
Natalie Blaylock
Vice President & General Manager, Network Access Services